Annual Report

Foreign
Bond
Funds
December 31, 2002


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TABLE OF CONTENTS
--------------------------------------------------------------------------------

Highlights                                                          1
  Performance                                                       1
  Price and Yield Information                                       1

Portfolio Manager's Report                                          2
  Market Environment                                                2
  International Bond Fund                                           4
  Emerging Markets Bond Fund                                        6
  Outlook                                                           7

Performance Comparison                                              9

Financial Highlights                                               11

Portfolio of Investments                                           14

Statement of Assets and Liabilities                                30

Statement of Operations                                            31

Statement of Changes in Net Assets                                 33

Notes to Financial Statements                                      36

Report of Independent Accountants                                  43

Fund Directors and Officers                                        45


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Highlights
--------------------------------------------------------------------------------

o Developed and emerging country bonds posted positive returns for the six and 12 months ended December 31.

o The International Bond Fund posted solid gains for the six and 12 months ended December 31 helped by a weaker U.S. dollar and an unprecedented flight to quality.

o The Emerging Markets Bond Fund advanced in the 6- and 12-month periods ended December 31 due to an eventual willingness of investors to accept risk.

o Developed bond markets are attractive for long-term investors, but we remain cautious on emerging markets.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/02                            6 Months            12 Months
--------------------------------------------------------------------------------
International Bond Fund                               9.33%               21.80%

International Bond Fund-
Advisor Class                                         9.26                21.65

J.P. Morgan Global Government
Bond Broad Index,
Non-U.S. Dollar                                       9.59                22.81

Emerging Markets Bond Fund                            9.07                 9.52

J.P. Morgan Emerging
Markets Bond Index Plus                              13.31                14.24

J.P. Morgan Emerging
Markets Bond Index Global                            12.09                13.11
--------------------------------------------------------------------------------



Price and Yield
--------------------------------------------------------------------------------
                                             International           Emerging
Period Ended               International        Bond Fund-            Markets
12/31/02                       Bond Fund     Advisor Class          Bond Fund
--------------------------------------------------------------------------------
Price Per Share                    $9.29             $9.28             $10.41

Dividends Per Share
  For 6 months                      0.13              0.12               0.39
  For 12 months                     0.25              0.24               0.85

30-Day Dividend Yield *             2.62%             2.49%              7.06%

30-Day Standardized Yield           2.30              2.17               6.59

* Dividends earned and reinvested for the 30-day periods are annualized and divided by the fund's net asset value per share at the end of the period.



Portfolio Manager's Report
--------------------------------------------------------------------------------

Developed country bond markets posted positive returns during the second half of 2002. U.S. dollar-based gains were particularly strong in Europe, while Japanese returns were meager. The weakening U.S. dollar significantly boosted results for U.S. investors. After posting relatively flat performance during the first half of the year, emerging market debt benefited from a strong fourth quarter to post double-digit increases.


MARKET ENVIRONMENT

A slower-than-expected global economic recovery, geopolitical uncertainty (including developments in Iraq and North Korea), and disclosures of corporate accounting fraud led to an overall loss of investor confidence in 2002, resulting in severe equity market weakness. This prompted an unprecedented flight to high-quality, lower-risk asset classes, and the yield on the two-year U.S. Treasury note ended the year at a 48-year low. Most important for investors, these factors also prompted a drop in the U.S. dollar. The currency fell 17% versus the euro and 9% against the yen.


Developed Markets Performance
--------------------------------------------------------------------------------
                                                  In Local              In U.S.
6 Months Ended 12/31/02                           Currency              Dollars
--------------------------------------------------------------------------------
Australia                                             7.24%                7.56%
France                                                6.99                13.69
Germany                                               6.65                13.32
Italy                                                 7.04                13.74
Japan                                                 2.10                 3.13
Spain                                                 7.57                14.31
United Kingdom                                        6.46                12.44

Source: J.P. Morgan.


The euro's strong performance in 2002 was somewhat surprising since it happened at a time when the European economic climate was deteriorating. Earlier optimism that an export-led recovery would push both the European and Japanese economies out of recession ran aground as the U.S. economy struggled. Germany remained the weakest region in Europe, but by the third quarter, growth forecasts for France and Italy were also revised downward. Similarly, the Bank of Japan (BOJ) downgraded its assessment of Japan's economy. Unemployment rose sharply globally, as companies sought to contain costs and curtail business investment.

Outside of the U.S., policymakers did not implement any proactive monetary policy until the latter part of the year. The European Central Bank (ECB) cut rates by one-half percent on December 5, and European markets anticipated more. Investors' bullish view was further supported by expectations that the euro's appreciation and the sluggish recovery would contain any inflationary threats and allow the ECB to cut rates. With rates falling, European government bonds generally trended in sync with the U.S. The five-year sector outperformed, with German bund yields of that maturity falling by one percentage point.


Emerging Markets Performance
--------------------------------------------------------------------------------
                                                              In U.S.
6 Months Ended 12/31/02                                       Dollars
--------------------------------------------------------------------------------
Emerging Markets Bond Index Plus                                13.31%

Brady Indexes (by issuer): *
  Argentina                                                     21.31
  Brazil                                                        18.24
  Mexico                                                        11.51
  Poland                                                         8.16
  Venezuela                                                      9.90

* Brady bonds are restructured debt (obligations) of many emerging market countries that enable these nations to repay loans while they implement economic reforms. The bonds are denominated in U.S. dollars and have extended maturities and lower interest rates.

Source: J.P. Morgan.


Despite political pressures and except for September's surprise announcement that it would purchase banks' equity holdings, the BOJ largely failed to use unorthodox monetary policy to tackle deflation and resolve the non-performing loan sector. Overall, the political battle between the BOJ and the government over how to address Japan's structural problems led to ineffective policy and increased the market's risk premium. In spite of a loss in confidence, intermediate- and longer-term bonds continued to trade lower. At year-end the yield on a 10-year bond was 0.90%-a four-year low, as the Japanese economy faced its fourth recession in a decade.

For 2003, the Emerging Markets Bond Fund will begin benchmarking against the J.P. Morgan Emerging Markets Bond Index Global in place of the J.P. Morgan Emerging Markets Bond Index Plus. The new benchmark, which is a better match to our longstanding diversified style, has a greater regional balance and incorporates more markets and securities.

After suffering from a case of global risk-aversion during the third quarter, the emerging bond markets rallied during the fourth quarter, as investors became more comfortable with risk. This was highly beneficial to several of the more speculative emerging markets, as Peru, Turkey, Ecuador, and Colombia each posted sharp gains.

After significant economic and political turmoil, Argentina rebounded over the last six months to post strong Brady bond returns (see table on page 3). Greater economic and financial stability during the second half of 2002 helped the Argentine peso strengthen by about 20% from its June low, though it is still down nearly 70% against the dollar since its devaluation last January.

Brazil, which represents 20% of the market, continued its highly volatile performance trend, posting a double-digit result (positive or negative) in nearly every month after June. A 40% fourth-quarter gain enabled the bonds to ultimately fare well over the six-month period. The market received a boost from the election of former union boss Lula da Silva as president who managed to soothe investors despite prior misgivings.


INTERNATIONAL BOND FUND

High-quality foreign bonds performed well in 2002, yielding strong returns for both the last six months and full year. Your fund's return was modestly below that of its index, as shown in the table on page 1. The performance for the Advisor Class, which has a different fee structure, was similar.


Portfolio Characteristics
--------------------------------------------------------------------------------
Periods Ended                                      6/30/02             12/31/02
--------------------------------------------------------------------------------
Weighted Average
Maturity (years)                                       7.2                  6.6

Weighted Average Effective
Duration (years)                                       5.2                  4.7

Weighted Average Quality *                             AA+                  AA+

* Based on T. Rowe Price research.


The strongest contributors to the fund's relative performance were credit allocation and country/duration positioning. Given that there is little prospect for meaningful structural reform, an underweight position in the Japanese government bond market was maintained. The rally of the 10- and 20-year sectors, however, had a negative impact on performance.


PIE GRAPH:  Portfolio Diversification
--------------------------------------------------------------------------------
International Bond Fund

France                  13%
Japan                   10
Italy                    8
Germany                  8
Netherlands              6
Belgium                  5
Spain                    5
Other and Reserves      45

Based on net assets as of 12/31/02. Percentages reflect the issuing country of the fund's securities. Excludes the effects of forward currency contracts.


Net Currency Exposure:
--------------------------------------------------------------------------------
Euro                    50%
Japanese yen            31
British pound            6
U.S. dollar              3
Other                   10


We maintained a broadly neutral position in the euro-denominated markets, concentrating in shorter-dated maturities. These issues rallied during the year, contributing positively to the fund. An overweight in Danish bonds enhanced the fund's return. The position was partially offset by an underweight exposure in U.K. government bonds. In Central Europe, relatively large exposure to Polish government bonds helped performance, as the Polish Central Bank reduced rates. We eliminated the fund's position in four-year Hungarian government bonds because of increased fiscal concerns.

Relative to the benchmark, the strongest contributors to performance were positions in U.S. dollar and peso-denominated Mexican debt. U.S. dollar spreads between the yields paid on Mexican-issued government bonds and U.S. Treasury securities narrowed, benefiting from the U.S. equity market recovery. Against a 2% underweight position in the Japanese yen, we maintained a 1.5% position in the Korean won and half a percent in the Indonesian rupiah. The emerging Asian currencies held up well against the yen, despite the terrorist attack on the Indonesian island of Bali and political developments in North Korea.

Over the course of the year, your fund's duration increased slightly. (Duration is a measure of a bond fund's sensitivity to changes in interest rates. For example, a fund with a duration of six years would rise about 6% in price in response to a one-percentage-point drop in interest rates, and vice versa.) The quality of bonds in your fund remained constant throughout the year at AA+.


EMERGING MARKETS BOND FUND

Portfolio Characteristics
--------------------------------------------------------------------------------
Periods Ended                                      6/30/02             12/31/02
--------------------------------------------------------------------------------
Weighted Average
Maturity (years)                                      12.8                 12.6

Weighted Average Effective
Duration (years)                                       6.0                  6.1

Weighted Average Quality *                              BB                   BB

* Based on T. Rowe Price research.


Your fund provided total returns of 9.07% and 9.52% for the 6- and 12-month periods ended December 31, respectively. Our performance trailed the index, as shown in the table on page 1, primarily due to our defensive, diversified posture of holding smaller-than-market positions of higher risk names. Our relative performance for the last six months was helped by our heavier exposure to Argentina, Russia, Yugoslavia, and Bulgaria. Our bearish view of Turkish and Brazilian bonds hurt our returns.


PIE GRAPH: Geographic Diversification
--------------------------------------------------------------------------------
Emerging Markets Bond Fund
--------------------------------------------------------------------------------
Russia                  20%
Mexico                  18
Brazil                   8
Yugoslavia               5
Venezuela                5
Colombia                 4
Bulgaria                 4
Other and Reserves      36

Based on net assets as of 12/31/02.
Percentages reflect the issuing country of the fund's securities. Excludes the effects of forward currency contracts.

The geographic diversification chart (left) shows our year-end country weightings. Our bearish view in Brazil is reflected in the reduction of our allocation from 17% six months ago to 8%. This is substantially less than Brazil's 19% representation in the benchmark index, and it has fallen to our third-largest country allotment. Our smaller-than-market holding in Brazil is based on three beliefs. First, the end of the Cardoso administration left Brazil in a weak position fundamentally. Second, in the current environment, it is much more difficult to obtain foreign capital, which has been a critical issue for the region historically. Third are our concerns related to the new Lula regime. Underlying these three issues is the amount of Brazilian debt currently outstanding and the financing of that debt going forward.

Russia, which decreased by a percentage point to 20% of our portfolio over the last six months, is now our largest country holding. Mexico, at 18%, also was decreased by a percentage point over the last six months and remains our second-largest country allotment. We added to our Yugoslavian position over each of the last two quarters, and along with Venezuela it now represents our fourth-largest country share at 5%. We added a percentage point to our position in Venezuela over the last six months.

The reduction of our Brazilian holdings provided us with the opportunity to make several strategic shifts in country allocations. At the same time, we increased duration slightly to 6.1 years, from 6.0 years six months ago. New purchases had no impact on the portfolio's weighted average quality, which remained at BB.


OUTLOOK

We believe European fixed-income markets continue to look attractive for long-term investors. Government bonds in Europe are expected to outperform U.S. Treasuries in 2003. Unless evidence of stronger global growth emerges, we expect the ECB will make further rate cuts over the next few months. The cumulative impact of the economic downturn in 2002 should lead to more benign inflation pressures in 2003. The Japanese government bond market should remain supported in the near term by modest weakness in the Japanese yen against the U.S. dollar. We expect the euro to sustain its recent strength, benefiting from the large U.S. current account deficit, geopolitical tensions, and the interest rate differential.

On the whole, emerging debt has performed remarkably well in the post-Russia crisis period. However, valuations are expensive, and interest rates may reverse course if global economies show improvement. Our focus continues to be on markets where credit quality is improving.

Respectfully submitted,

Ian Kelson
President of the International Fixed Income Division and chairman of the International Bond Fund's Investment Advisory Committee

January 23, 2003

Michael Conelius is chairman of the Investment Advisory Committee for the Emerging Markets Bond Fund. The committee chairmen have day-to-day responsibility for the portfolios and work with committee members in developing and executing the funds' investment programs.



T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


LINE GRAPH:  INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

                 J.P. Morgan
                 Global Government          International
                 Bond Broad Index           Bond Fund

12/31/92         10,000                     10,000
12/31/93         11,455                     12,000
12/31/94         12,023                     11,779
12/31/95         14,583                     14,170
12/31/96         15,335                     15,181
12/31/97         14,785                     14,700
12/31/98         17,415                     16,909
12/31/99         16,351                     15,579
12/31/00         15,966                     15,092
12/31/01         15,407                     14,577
12/31/02         18,921                     17,756

Note: Performance for the Advisor Class will vary due to the differing fee structure.
See returns table on the next page.



LINE GRAPH:  EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------

              J.P. Morgan           J.P. Morgan                Emerging
              Emerging Markets      Emerging Markets           Markets
              Bond Index Plus       Bond Index Global          Bond Fund

12/30/94      10,000                10,000                     10,000
12/31/95      11,838                12,638                     12,581
12/31/96      17,450                17,090                     17,207
12/31/97      19,294                19,132                     20,103
12/31/98      17,533                16,923                     15,461
12/31/99      20,429                21,015                     19,013
12/31/00      23,816                24,042                     21,902
12/31/01      24,362                24,368                     23,950
12/31/02      27,386                27,564                     26,229



T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended                                             Since       Inception
12/31/02          1 Year     5 Years     10 Years     Inception            Date
--------------------------------------------------------------------------------
International
Bond Fund         21.80%       3.85%        5.91%            --              --

International
Bond Fund-
Advisor Class      21.65          --           --         5.41%         3/31/00

Emerging
Markets
Bond Fund           9.52        5.46           --         12.81        12/30/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

International Bond shares


                    Year
                   Ended
                12/31/02    12/31/01    12/31/00    12/31/99    12/31/98

NET ASSET VALUE

Beginning of
period         $    7.86   $    8.47   $    9.16   $   10.46   $    9.58

Investment activities

  Net investment
  income (loss)     0.25        0.32        0.40        0.37        0.51

  Net realized
  and unrealized
  gain (loss)       1.43       (0.61)      (0.70)      (1.18)       0.88

  Total from
  investment
  activities        1.68       (0.29)      (0.30)      (0.81)       1.39


Distributions

  Net investment
  income           (0.25)         --          --       (0.33)      (0.51)

  Net realized
  gain                --          --          --       (0.11)         --

  Tax return
  of capital          --       (0.32)      (0.39)      (0.05)         --

  Total
  distributions    (0.25)      (0.32)      (0.39)      (0.49)      (0.51)


NET ASSET VALUE

End of
period         $    9.29   $    7.86   $    8.47   $    9.16   $   10.46
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return^      21.80%      (3.41)%     (3.13)%     (7.86)%     15.03%

Ratio of total
expenses to average
net assets          0.93%       0.95%       0.91%       0.90%       0.88%

Ratio of net
investment income
(loss) to average
net assets          3.01%       3.98%       4.76%       3.93%       5.19%

Portfolio
turnover
rate               113.9%       107.6%     160.5%       94.9%       128.9%
                                            (checkmark
                                             footnote)

Net assets,
end of period
(in millions)  $   1,058   $     762   $     753   $     779   $     926

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(checkmark) Excludes the effect of the acquisition of the T. Rowe Price Global
            Bond Fund's assets.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

International Bond-Advisor Class shares


                                  Year                            3/31/00
                                 Ended                            Through
                              12/31/02        12/31/01           12/31/00

NET ASSET VALUE

Beginning of
period                       $    7.85        $   8.47           $   8.88

Investment activities

  Net investment
  income (loss)                   0.24            0.31*              0.30*

  Net realized
  and unrealized
  gain (loss)                     1.43           (0.62)             (0.42)

  Total from
  investment
  activities                      1.67           (0.31)             (0.12)


Distributions

  Net investment
  income                         (0.24)             --                 --

  Tax return
  of capital                        --           (0.31)             (0.29)

  Total
  distributions                  (0.24)          (0.31)             (0.29)


NET ASSET VALUE

End of period                $    9.28        $   7.85           $   8.47
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return^                    21.65%          (3.73)%*           (1.29)%*

Ratio of total
expenses to average
net assets                        1.08%           1.15%*             1.15%*!

Ratio of net
investment income
(loss) to average
net assets                        2.82%           3.28%*             4.60%*!

Portfolio
turnover rate                    113.9%           107.6%            160.5%!
                                                                    (checkmark
                                                                     footnote)
Net assets,
end of period
(in thousands)               $  14,760        $  5,026           $    120

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 1.15% voluntary expense limitation in effect through 12/31/01.

(checkmark) Excludes the effect of the acquisition of the T. Rowe Price Global
            Bond Fund's assets.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                12/31/02    12/31/01    12/31/00    12/31/99    12/31/98

NET ASSET VALUE

Beginning of
period         $   10.32   $   10.54   $   10.11   $    9.23   $   13.71

Investment activities

  Net investment
  income (loss)     0.83        1.19        1.17        0.97        1.31*

  Net realized
  and unrealized
  gain (loss)       0.11       (0.25)       0.31        0.99       (4.29)

  Total from
  investment
  activities        0.94        0.94        1.48        1.96       (2.98)


Distributions

  Net investment
  income           (0.85)      (1.16)      (1.05)      (0.73)      (1.31)

  Net realized
  gain                --          --          --          --       (0.19)

  Tax return
  of capital          --          --          --       (0.35)         --

  Total
  distributions    (0.85)      (1.16)      (1.05)      (1.08)      (1.50)


NET ASSET VALUE

End of
period         $   10.41   $   10.32   $   10.54   $   10.11   $    9.23
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return^       9.52%       9.35%      15.20%      22.97%     (23.09)%*

Ratio of total
expenses to average
net assets          1.14%       1.16%       1.21%       1.25%       1.25%*

Ratio of net
investment income
(loss) to average
net assets          8.14%      11.37%      11.23%      10.56%      11.52%*

Portfolio
turnover rate       51.4%       75.5%       69.5%       54.0%       78.4%

Net assets,
end of period
(in thousands) $ 211,099   $ 155,563   $ 163,937   $ 173,078   $ 148,111

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/00.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------
                                                               December 31, 2002


Portfolio of Investments                        Par/Shares                Value
--------------------------------------------------------------------------------
                                                             In thousands


AUSTRALIA 0.3%

Government Bonds 0.3%

Commonwealth of Australia,
  6.50%, 5/15/13 AUD                                 4,285      $         2,663

Total Australia  (Cost $2,610)                                            2,663


AUSTRIA 3.5%

Government Bonds 3.5%

Republic of Austria
  4.00%, 7/15/09 (misc. symbol) EUR                 15,300               16,230
  5.50%, 1/15/10                                    18,750               21,523

Total Austria  (Cost $32,685)                                            37,753


BELGIUM 4.7%

Government Bonds 4.7%

Kingdom of Belgium
  5.75%, 9/28/10                                     4,800                5,595
  6.50%, 3/31/05                                    15,600               17,615
  7.25%, 4/29/04                                    24,250               26,903

Total Belgium  (Cost $44,433)                                            50,113


CANADA 2.1%

Government Bonds 2.1%

Government of Canada
  5.25%, 6/1/12 CAD                                 26,070               17,064
  5.75%, 6/1/29                                      8,200                5,469

Total Canada  (Cost $22,068)                                             22,533


DENMARK 4.4%

Government Bonds 4.4%

Kingdom of Denmark
  6.00%, 11/15/11 DKK                              213,500               33,748
  7.00%, 11/10/24                                    8,530                1,545
  8.00%, 3/15/06                                    76,850               12,329

Total Denmark  (Cost $41,117)                                            47,622


FINLAND 1.9%

Government Bonds 1.9%

Republic of Finland
  5.00%, 7/4/07 EUR                                  4,500      $         5,017
  5.00%, 4/25/09                                     8,000                8,957
  5.75%, 2/23/11                                     5,750                6,711

Total Finland  (Cost $17,622)                                            20,685


FRANCE 13.0%

Government Bonds 13.0%

Government of France
  4.50%, 7/12/03                                    51,300               54,249
  5.00%, 7/12/05                                     3,130                3,442
  5.00%, 1/12/06                                    26,100               28,911
  5.00%, 4/25/12                                    19,800               21,991
  5.25%, 4/25/08                                    13,210               14,975
  5.50%, 4/25/29                                     2,500                2,876
  5.75%, 10/25/32                                   11,103               13,233

Total France (Cost $127,782)                                            139,677


GERMANY 8.2%

Government Bonds 8.1%

Bundesobligation, 5.00%, 8/19/05                    43,470               47,842

Bundesrepublic
  6.00%, 1/5/06                                     19,350               21,941
  4.75%, 7/4/28                                     16,495               17,049
                                                                         86,832

Corporate Bonds 0.1%

Kronos International, 8.875%, 6/30/09                  480                  508
Messer Griesheim, 10.375%, 6/1/11                      800                  898
                                                                          1,406
Total Germany  (Cost $74,387)                                            88,238


GREECE 3.4%

Government Bonds 3.4%

Hellenic Republic
  4.65%, 4/19/07 (misc. symbol)                     14,770      $        16,227
  6.00%, 2/19/06                                     6,000                6,822
  6.50%, 1/11/14                                    11,064               13,553

Total Greece (Cost $32,324)                                              36,602


IRELAND 2.3%

Government Bonds 2.2%

Republic of Ireland
  4.00%, 4/18/10                                     3,150                3,302
  4.25%, 10/18/07                                   15,300               16,589
  5.00%, 4/18/13                                     3,600                3,985
                                                                         23,876

Corporate Bonds 0.1%

MDP Acquisitions, 144A, 10.125%,
  10/1/12 (misc. symbol)                               960                1,027
                                                                          1,027

Total Ireland  (Cost $22,826)                                            24,903


ITALY 8.3%

Government Bonds 8.3%

Buoni del Tesoro Poliennali
  5.00%, 10/15/07                                   10,940               12,212
  5.25%, 8/1/11                                      1,800                2,034
  6.00%, 11/1/07                                    33,800               39,290
  6.00%, 5/1/31                                     25,817               31,413
  7.25%, 11/1/26                                     2,484                3,466

Total Italy  (Cost $72,271)                                              88,415


JAPAN 9.8%

Government Bonds 9.8%

Government of Japan
  1.00%, 12/20/12 JPY                              260,000                2,209
  1.10%, 3/21/11                                 2,951,000               25,619
  1.30%, 6/20/11                                 4,170,000               36,752
  1.40%, 3/20/12                                 2,690,000               23,810
  2.00%, 6/20/22                                   150,000      $         1,369
  2.20%, 6/22/20                                 1,663,000               15,770
                                                                        105,529

Bond Options Purchased  0.0%

Government of Japan
Put, 1/24/03 @ Y96.801 *                         4,170,000                    2
Put, 2/27/03, @ Y95.007 *                        2,951,000                    1
                                                                              3
Total Japan  (Cost $99,979)                                             105,532


MEXICO 1.7%

Warrants, 0.0%

United Mexican States
  Series A, 6/30/03 * USD                            1,335                    4
  Series B, 6/1/04 *                                 1,335                    5
  Series C, 6/1/05 *                                 1,335                    1
                                                                             10


Government Bonds 1.7%

United Mexican States
  8.375%, 1/14/11 (misc. symbol)                    13,640               15,447
  8.625%, 3/12/08 (misc. symbol)                     2,000                2,305
                                                                         17,752

Total Mexico  (Cost $16,473)                                             17,762


NETHERLANDS 6.4%

Government Bonds 6.4%

Government of Netherlands
  5.25%, 7/15/08 EUR                                27,000               30,648
  5.50%, 1/15/28                                       235                  271
  5.75%, 1/15/04                                    34,624               37,425

Total Netherlands  (Cost $59,938)                                        68,344


PORTUGAL 2.3%

Government Bonds 2.3%

Republic of Portugal
  5.15%, 6/15/11                                     8,275      $         9,257
  5.25%, 10/14/05                                   14,000               15,523
Total Portugal  (Cost $22,759)                                           24,780


SINGAPORE 0.1%

Corporate Bonds 0.1%
Flextronics, 9.75%, 7/1/10 (misc. symbol)            1,075                1,161

Total Singapore  (Cost $1,039)                                            1,161


SOUTH AFRICA 0.6%

Government Bonds 0.6%

Republic of South Africa, 13%,
  8/31/10 (misc. symbol) ZAR                        44,900                5,839

Total South Africa  (Cost $6,888)                                         5,839


SPAIN 4.7%

Government Bonds 4.7%

Kingdom of Spain, 6.00%, 1/31/08 EUR                43,300               50,431

Total Spain  (Cost $46,146)                                              50,431


SWEDEN 1.1%

Government Bonds 1.0%

Kingdom of Sweden
  5.00%, 1/15/04 SEK                                 6,600                  769
  5.00%, 1/28/09                                    84,500               10,042
                                                                         10,811


Corporate Bonds 0.1%

Alfa Laval, 12.125%,
  11/15/10 (misc. symbol) EUR                        1,193                1,414
                                                                          1,414

Total Sweden  (Cost $11,397)                                             12,225


UNITED KINGDOM 2.2%

Government Bonds 2.2%

United Kingdom Treasury
  4.25%, 6/7/32 GBP                                 11,390      $        17,742
  5.75%, 12/7/09                                     2,500                4,373
  8.00%, 6/7/21                                        666                1,541

Total United Kingdom  (Cost $20,466)                                     23,656


UNITED STATES 8.9%

Money Market Funds 8.9%

T. Rowe Price Reserve
  Investment Fund, 1.53% # USD                      95,700               95,700

Total United States  (Cost $95,700)                                      95,700



                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

Total Investments in Securities
89.9% of Net Assets (Cost $870,910)                             $       964,634


Forward Currency Exchange Contracts
--------------------------------------------------------------------------------
In thousands

                                                                     Unrealized
Counterparty         Settlement  Receive            Deliver          Gain (Loss)
-----------------    ----------  ---------------    --------------   -----------
Citi Bank            2/26/03     AUD       9,444    USD      5,261    $      26
State Street Bank    2/26/03     CAD       9,673    USD      6,098           11
J.P. Morgan          2/26/03     EUR      14,390    USD     14,585          469
State Street Bank    2/26/03     GBP      26,977    USD     42,221         1024
J.P. Morgan          2/26/03     IDR  41,553,440    USD      4,458           93
J.P. Morgan          2/26/03     JPY   1,368,481    USD     11,405          143
State Street Bank    2/26/03     JPY  26,956,620    USD    224,500        2,976
J.P. Morgan          2/26/03     KRW  25,654,983    USD     21,057          456
J.P. Morgan          2/26/03     MXN     155,456    USD     14,991         (241)
J.P. Morgan          2/26/03     PLN      13,700    USD      3,437          111
State Street Bank    2/26/03     SEK       9,868    USD      1,083           48
Citi Bank            2/26/03     SGD       6,540    USD      3,716           57
State Street Bank    2/26/03     USD      31,278    DKK    232,428       (1,448)
State Street Bank    2/26/03     USD      54,231    EUR     53,526       (1,766)
J.P. Morgan          2/26/03     USD      56,812    EUR     56,615       (2,418)
J.P. Morgan          2/26/03     USD       8,250    JPY  1,004,991         (231)
State Street Bank    2/26/03     USD       7,410    JPY    906,614         (241)
ABN Amro             2/26/03     USD      80,000    JPY  9,640,000       (1,348)
J.P. Morgan          2/26/03     USD       9,279    MXN     96,945           81
State Street Bank    2/26/03     USD       5,693    MXN     58,511          141
J.P. Morgan          2/26/03     ZAR      17,919    USD      1,804          245

Net unrealized gain (loss) on open forward
currency exchange contracts                                              (1,812)



                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands


Futures Contracts

                                         Contract        Unrealized
                         Expiration         Value        Gain (Loss)
                         -----------     ---------       -----------
                                                In thousands

Short, 54 five year
U.S. Treasury Notes
$581,000 pledged
as initial margin        3/03          $  (6,116)          $  (122)

Short, 90 ten year
U.S. Treasury Notes
$969,000 pledged
as initial margin        3/03            (10,354)             (271)

Net payments
(receipts) of
variation
margin to date                                                (495)

Variation margin receivable (payable)
on open futures contracts                                                  (888)

Other Assets Less Liabilities                                           110,744

NET ASSETS                                                      $     1,072,678
                                                                ---------------

#    Seven-day yield

*    Non-income producing

(misc. symbol) All or a portion of this security is on loan at December 31,
               2002 - See Note 2

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers-total of such securities at period-end amounts to $1,027,000 and represents 0.1% of net assets

AUD  Australian dollar

CAD  Canadian dollar

DKK  Danish krone

EUR  Euro

GBP  British pound

IDR  Indonesian rupiah

JPY  Japanese yen

KRW  South Korean won

MXN  Mexican peso

PLN  Polish zloty

SEK  Swedish krona

SGD  Singapore dollar

USD  United States dollar

ZAR  South African rand

The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------
                                                               December 31, 2002


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands


Assets

Investments in securities,
  at value (cost $870,910)                                 $  964,634

Foreign currency                                               93,498

Other assets                                                   90,951

Total assets                                                1,149,083

Liabilities

Total liabilities                                              76,405


NET ASSETS                                                 $1,072,678
                                                           ----------

Net Assets Consist of:

Undistributed net realized gain (loss)                     $  (12,062)

Net unrealized gain (loss)                                     94,400

Paid-in-capital applicable
to 115,501,401 shares of
$0.01 par value capital
stock outstanding;
2,000,000,000 shares
of the Corporation
authorized                                                    990,340


NET ASSETS                                                 $1,072,678
                                                           ----------

NET ASSET VALUE PER SHARE

International Bond shares
($1,057,917,802/113,910,049
shares outstanding)                                        $     9.29
                                                           ----------

International Bond-Advisor Class shares
($14,760,214/1,591,352
shares outstanding)                                        $     9.28
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------
                                                               December 31, 2002


Portfolio of Investments                        Par/Shares                Value
--------------------------------------------------------------------------------
                                                             In thousands

ARGENTINA 4.1%

Government Bonds 4.1%

Republic of Argentina
  7.00%, 12/19/08 * USD                              1,000      $           230
  11.375%, 3/15/10 *                                19,620                4,488
  11.75%, 4/7/09 *                                   2,000                  450
  11.75%, 6/15/15 *                                  8,612                1,987
  12.25%, 6/19/18 *                                  1,851                  380
  12.375%, 2/21/12 *                                 4,600                1,058

Total Argentina  (Cost $15,724)                                           8,593


BRAZIL 8.2%

Government Bonds 8.2%

Republic of Brazil
  6.00%, 4/15/24                                     2,750                1,801
  8.875%, 4/15/24 (misc. symbol)                     2,000                1,110
  11.00%, 8/17/40                                   12,200                7,640
  12.25%, 3/6/30                                     2,000                1,400
  Class C, 8.00%, 4/15/14 (misc. symbol)             4,088                2,709
  DCB, FRN, 2.625%, 4/15/12                          3,900                2,140
  NMB, FRN, 2.625%, 4/15/09                            765                  511

Total Brazil (Cost $21,151)                                              17,311


BULGARIA 4.2%

Government Bonds 4.2%

National Republic of Bulgaria
  8.25%, 1/15/15 (misc. symbol)                      7,230                7,926
  FRN, FLIRB, STEP, 2.688%, 7/28/12                    971                  926

Total Bulgaria  (Cost $7,955)                                             8,852


COLOMBIA 4.3%

Government Bonds 4.3%

Republic of Colombia
  10.00%, 1/23/12                                    1,000                1,015
  10.50%, 7/9/10                                     2,000                2,105
  11.75%, 2/25/20 (misc. symbol)                     5,500      $         5,913

Total Colombia  (Cost $8,367)                                             9,033


EL SALVADOR 0.9%

Government Bonds 0.9%

Republic of El Salvador, 7.75%,
  1/24/23 (misc. symbol)                             2,000                1,995

Total El Salvador  (Cost $1,986)                                          1,995


GABON 0.7%

Government Bonds 0.7%

Republic of Gabon Loan Participation,
  FRN, 2.637%, 4/1/04 *                              2,464                1,478

Total Gabon  (Cost $2,328)                                                1,478


IVORY COAST 1.3%

Government Bonds 1.3%

Republic of Ivory Coast
  FLIRB, 2.00%, 3/29/18 *                           11,000                1,375
  PDI, STEP, 1.90%, 3/30/18 * FRF+                  65,897                1,475

Total Ivory Coast  (Cost $4,823)                                          2,850


MALAYSIA 3.7%

Government Bonds 2.2%

Malaysia, 7.50%, 7/15/11 (misc. symbol)  USD         4,000                4,588
                                                                          4,588


Corporate Bonds 1.5%

Petronas Capital Limited, 7.875%,
  5/22/22 (misc. symbol)                             3,000                3,232
                                                                          3,232

Total Malaysia  (Cost $7,518)                                             7,820


MEXICO 18.3%

Government Bonds 14.2%

United Mexican States
  8.125%, 12/30/19                                   3,575                3,781
  8.30%, 8/15/31                                     2,000                2,115
  9.875%, 2/1/10                                     8,150                9,963
  11.50%, 5/15/26                                    5,724      $         7,820
  MTN, 11.375%, 9/15/16                              4,650                6,237
                                                                         29,916


Corporate Bonds 4.1%

Pemex Project
  8.625%, 2/1/22                                     2,000                2,115
  9.125%, 10/13/10 (misc. symbol)                    5,700                6,548
                                                                          8,663


Warrants 0.0%

United Mexican States
  Series B, 6/1/04                                   2,000                    8
  Series C, 6/1/05                                   2,000                    1
  Series D, 6/30/06                                  2,000                    1
  Series E, 6/1/07                                   2,000                    1
                                                                             11

Total Mexico  (Cost $34,874)                                             38,590


NORTH KOREA 0.4%

Government Bonds 0.4%

North Korea Debt Corporation
  0%, 3/12/10 * CHF+                                 2,000                  244
  0%, 3/12/10 * DEM+                                 6,000                  543

Total North Korea  (Cost $613)                                              787


NIGERIA 0.7%

Government Bonds 0.7%

Central Bank of Nigeria Par, Series WW
  6.25%, 11/15/20 USD                                2,250                1,530

Total Nigeria  (Cost $1,351)                                              1,530


PANAMA 2.5%

Government Bonds 2.5%

Republic of Panama
  FRN, 2.75%, 7/17/16                                1,145                  913
  IRB, STEP, 5.00%, 7/17/14                          4,889                4,376

Total Panama  (Cost $5,084)                                               5,289


PERU 0.9%

Government Bonds 0.9%

Republic of Peru PDI, STEP,
  4.50%, 3/7/17                                      2,450      $         1,934

Total Peru  (Cost $1,943)                                                 1,934


PHILIPPINES 2.2%

Government Bonds 2.2%

Republic of Philippines
  9.375%, 1/18/17 (misc. symbol)                     1,000                1,035
  9.875%, 1/15/19 (misc. symbol)                     3,600                3,582

Total Philippines  (Cost $4,647)                                          4,617


POLAND 1.6%

Government Bonds 1.6%

Republic of Poland
  PDI, STEP, 7.00%, 10/27/14                           447                  455
  STEP, 3.75%, 10/27/24                              3,500                2,958

Total Poland  (Cost $2,785)                                               3,413


RUSSIA 19.6%

Government Bonds 19.6%

Russian Ministry
  3.00%, 5/14/06                                     1,000                  885
  3.00%, 5/14/08                                     1,000                  793

Russian Federation
  144A, STEP, 5.00%, 3/31/30                        31,777               25,302
  8.25%, 3/31/10 (misc. symbol)                      7,048                7,480
  10.00%, 6/26/07 (misc. symbol)                     2,600                2,967
  12.75%, 6/24/28                                    3,000                3,986

Total Russia  (Cost $30,596)                                             41,413


SOUTH AFRICA 3.1%

Government Bonds 3.1%

Republic of South Africa
  7.375%, 4/25/12 (misc. symbol)                     4,000                4,330
  8.50%, 6/23/17                                     2,025                2,303

Total South Africa  (Cost $6,253)                                         6,633


SOUTH KOREA 1.2%

Government Bonds 1.2%

Republic of South Korea, 8.875%,
  4/15/08 (misc. symbol)                             2,000      $         2,466

Total South Korea  (Cost $2,079)                                          2,466


THAILAND 0.0%

Corporate Bonds 0.0%

NSM Steel, 144A, 12.25%, 2/1/08 *                    1,000                   10
                                                                             10


Warrants, 0.0%

NSM Steel, Warrants, 2/1/08, *                         633                    1
                                                                              1

Total Thailand  (Cost $948)                                                  11


TURKEY 2.0%

Government Bonds 2.0%

Republic of Turkey, 10.50%,
  1/13/08 (misc. symbol)                             4,000                4,160

Total Turkey  (Cost $3,995)                                               4,160


UKRAINE 1.7%

Government Bonds 1.7%

Republic of Ukraine, 11.00%,
  3/15/07 (misc. symbol)                             3,360                3,486

Total Ukraine  (Cost $3,414)                                              3,486


VENEZUELA 4.6%

Government Bonds 4.6%

Republic of Venezuela
  9.25%, 9/15/27                                     2,000                1,365
  13.625%, 8/15/18                                   1,000                  885
  DCB, FRN, 2.313%, 12/18/07 (misc. symbol)          7,738                5,968
  Series X-A, 6.75%, 3/31/20 (misc. symbol)          1,000                  800
  Series X-B, Discount, FRN, 2.313%, 3/31/20         1,000                  710

Total Venezuela  (Cost $10,161)                                           9,728


VIETNAM 3.6%

Government Bonds 3.6%

Socialist Republic of Vietnam
  FRN, 2.625%, 3/12/28                               4,750      $         3,764
  PDI, FRN, 4.00%, 3/12/16 (misc. symbol)            4,250                3,740

Total Vietnam  (Cost $7,322)                                              7,504


YUGOSLAVIA 4.8%

Government Bonds 4.8%

Yugoslavia Loan Assignment !
  TDFA, FRN, 3.75% * USD                            12,852                3,341
  TDFA, FRN, 5.25% * NLG+                            1,486                  184
  TDFA, FRN, 5.188% * DEM+                           3,678                  513
  TDFA, FRN, 5.25% * FRF+                            6,865                  285
  Tranche A, FRN, 0.938% * JPY                      48,986                  173
  Tranche A, FRN, 1.688% * CHF+                         93                   34
  Tranche A, FRN, 2.688% * USD                       2,118                1,006
  Tranche A, FRN, 4.125% * NLG+                        138                   33
  Tranche A, FRN, 4.125% * DEM+                        935                  250
  Tranche B, FRN, 2.25% * USD                        3,101                1,473
  Tranche B, FRN, 3.813% * DEM+                        259                   69
  Tranche B, FRN, 3.813% * EUR                          55                   29
  Tranche B, FRN, 3.813% * NLG+                        453                  108
  Tranche B, FRN, 4.813% * GBP                          28                   22
  Tranche C, FRN, 0.938% * JPY                      20,249                   72
  Tranche C, FRN, 2.25% * USD                        4,962                2,357
  Tranche C, FRN, 3.875% * DEM+                        185                   50
  Tranche C, FRN, 3.875% * EUR                          92                   48
  Tranche C, FRN, 3.875% * NLG+                         57                   14
  Tranche C, FRN, 4.018% * FRF+                         27                    2
  Tranche C, FRN, 4.813% * GBP                          45                   36

Total Yugoslavia  (Cost $9,144)                                          10,099


UNITED STATES 4.6%

Warrants, 0.0%

Nextel International, Warrants * USD                     1      $            13
                                                                             13


Money Market Funds 4.6%

T. Rowe Price Reserve
  Investment Fund, 1.53% #                           9,744                9,744
                                                                          9,744

Total United States  (Cost $10,435)                                       9,757


Total Investments in Securities
99.2% of Net Assets (Cost $205,496)                             $       209,349

Other Assets Less Liabilities                                             1,750

NET ASSETS                                                      $       211,099
                                                                ---------------

#    Seven-day yield

*    Non-income producing

(misc. symbol) All or a portion of this security is on loan at December 31,
               2002 - See Note 2

! No maturity dates displayed due to pending restructuring of defaulted loan assignments.

+    Security is denominated in legacy currency indicated and trades in Euro.

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers-total of such securities at period-end amounts to $10,000 and represents .004% of net assets

CHF  Swiss franc

DCB  Debt Conversion Bond

DEM  German mark

EUR  Euro

FLIRB Front Loaded Interest Reduction Bond

FRF  French franc

FRN  Floating-Rate Note

GBP  British pound

IRB  Interest Reduction Bond

JPY  Japanese yen

MTN  Medium-Term Note

NLG  Dutch guilder

NMB  New Money Bond

PDI  Past Due Interest Bond

STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

TDFA Trade & Deposit Facility Agreement

USD  United States dollar

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------
                                                               December 31, 2002


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands


Assets

Investments in securities, at value (cost $205,496)        $  209,349
Securities lending collateral                                  44,352
Other assets                                                    6,980
Total assets                                                  260,681


Liabilities
Obligation to return securities lending collateral             44,352
Other liabilities                                               5,230
Total liabilities                                              49,582


NET ASSETS                                                 $  211,099
                                                           ----------


Net Assets Consist of:

Undistributed net investment income (loss)                 $      150

Undistributed net realized gain (loss)                        (25,356)

Net unrealized gain (loss)                                      3,852

Paid-in-capital applicable to
20,276,144 shares of $0.01 par
value capital stock outstanding;
2,000,000,000 shares of the
Corporation authorized                                        232,453

NET ASSETS                                                 $  211,099
                                                           ----------

NET ASSET VALUE PER SHARE                                  $    10.41
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                 Year
                                                                Ended
                                                             12/31/02

Investment Income (Loss)

Income
  Interest                                                 $   34,950
  Securities lending                                              145
  Total income                                                 35,095

Expenses
  Investment management                                         5,964
  Shareholder servicing
    International Bond shares                                   1,706
    International Bond-Advisor Class shares                         8
  Custody and accounting                                          401
  Prospectus and shareholder reports
    International Bond shares                                     113
    International Bond-Advisor Class shares                         1
  Registration                                                     52
  Distribution-International Bond-Advisor Class shares             23
  Legal and audit                                                  23
  Proxy and annual meeting                                         17
  Directors                                                        10
  Miscellaneous                                                     6
  Total expenses                                                8,324
Net investment income (loss)                                   26,771


Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                    4,900
  Futures                                                        (494)
  Foreign currency transactions                                 9,863
  Net realized gain (loss)                                     14,269

Change in net unrealized gain (loss)

  Securities                                                  129,231

  Futures                                                        (393)

  Other assets and liabilities
  denominated in foreign currencies                             8,055

  Change in net unrealized gain (loss)                        136,893

Net realized and unrealized gain (loss)                       151,162

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $  177,933
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                 Year
                                                                Ended
                                                             12/31/02

Investment Income (Loss)

Income
  Interest                                                 $   16,835
  Securities lending                                              236
  Total income                                                 17,071

Expenses
  Investment management                                         1,416
  Shareholder servicing                                           406
  Custody and accounting                                          178
  Prospectus and shareholder reports                               35
  Registration                                                     27
  Legal and audit                                                  19
  Directors                                                         6
  Proxy and annual meeting                                          2
  Miscellaneous                                                     4
  Total expenses                                                2,093
Net investment income (loss)                                   14,978


Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                   (6,002)
  Foreign currency transactions                                   (13)
  Net realized gain (loss)                                     (6,015)


Change in net unrealized gain (loss)
  Securities                                                    7,535

  Other assets and liabilities
  denominated in foreign currencies                                 1

 Change in net unrealized gain (loss)                          7,536

Net realized and unrealized gain (loss)                         1,521

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $   16,499
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                     Year
                                                    Ended
                                                  12/31/02             12/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $        26,771      $        31,178

  Net realized
  gain (loss)                                       14,269              (29,639)

  Change in net
  unrealized
  gain (loss)                                      136,893              (28,547)

  Increase (decrease)
  in net assets
  from operations                                  177,933              (27,008)


Distributions to shareholders

  Net investment income

    International Bond shares                      (26,454)                  --

    International Bond-Advisor
    Class shares                                      (263)                  --

  Decrease in net assets
  from distributions                               (26,717)                  --


Tax return of capital

  International Bond shares                           --                (31,156)

  International Bond-Advisor
  Class shares                                        --                    (78)
                                                      --                (31,234)


Capital share transactions *

  Shares sold

    International Bond shares                      370,938              198,874

    International Bond-Advisor
    Class shares                                    10,509                6,080

  Distributions reinvested
  International Bond shares                         25,110               29,297

  International Bond-Advisor
  Class shares                                         261                   77


  Shares redeemed

    International Bond shares                     (249,306)            (161,187)

    International Bond-Advisor
    Class shares                                    (2,873)              (1,193)

  Increase (decrease) in net
  assets from capital
  share transactions                               154,639               71,948


Net Assets

Increase (decrease)
during period                                      305,855               13,706

Beginning of period                                766,823              753,117

End of period                              $     1,072,678      $       766,823
--------------------------------------------------------------------------------


Share information

  Shares sold

    International Bond shares                       43,479               24,276

    International Bond-Advisor
    Class shares                                     1,259                  761

Distributions reinvested

    International Bond shares                        2,990                3,627

    International Bond-Advisor
    Class shares                                        31                   10

  Shares redeemed

    International Bond shares                      (29,450)             (19,893)

    International Bond-Advisor
    Class shares                                      (339)                (145)

  Increase (decrease)
  in shares outstanding                             17,970                8,636

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


         Year
         Ended
                                                  12/31/02             12/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $        14,978      $        17,789

  Net realized
  gain (loss)                                       (6,015)              (3,784)

  Change in net
  unrealized
  gain (loss)                                        7,536                  189

  Increase (decrease)
  in net assets
  from operations                                   16,499               14,194


Distributions to shareholders

  Net investment income                            (15,076)             (17,294)


Capital share transactions *

  Shares sold                                       89,393               33,752

  Distributions reinvested                          13,512               15,422

  Shares redeemed                                  (48,792)             (54,448)

  Increase (decrease) in
  net assets from capital
  share transactions                                54,113               (5,274)


Net Assets

Increase (decrease)
during period                                       55,536               (8,374)

Beginning of period                                155,563              163,937

End of period                              $       211,099      $       155,563
--------------------------------------------------------------------------------


*Share information

  Shares sold                                        8,671                3,208

  Distributions reinvested                           1,320                1,477

  Shares redeemed                                   (4,784)              (5,173)

  Increase (decrease)
  in shares outstanding                              5,207                 (488)

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------
                                                               December 31, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The International Bond Fund (the International
Fund) and the Emerging Markets Bond Fund (the Emerging Markets Fund) are two portfolios established by the corporation. The International Fund commenced operations on September 10, 1986, and seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S. The Emerging Markets Fund commenced operations on December 30, 1994, and seeks to provide high income and capital appreciation. The International Fund has two classes of shares: International Bond Shares, offered since September 10, 1986, and International Bond-Advisor Class (Advisor Class), first offered on March 31, 2000. Advisor Class shares are sold only through brokers and other financial intermediaries that are compensated by the class for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased options are valued at the mean of the closing bid and ask prices. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

Class Accounting The International Fund Advisor Class pays distribution and administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class' average net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class' settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class' shares outstanding. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Expenses Paid Indirectly Credits earned on temporarily uninvested cash balances at the custodian are used to reduce each fund's custody charges.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures and forward currency exchange contracts are included in Other assets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2002, approximately 6% of the International Fund's and 95% of the Emerging Markets Fund's net assets were invested in securities issued by governments of emerging market countries or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Noninvestment-Grade Debt Securities At December 31, 2002, approximately 3% of the International Fund's and 95% of the Emerging Markets Fund's net assets were invested in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Forward Currency Exchange Contracts During the year ended December 31, 2002, the International Fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the year ended December 31, 2002, the International fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in interest rates.

Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the International Fund's accompanying Portfolio of Investments at market value.

Securities Lending Each fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At December 31, 2002, the value of the International Fund's loaned securities was $45,655,000; aggregate collateral consisted of $46,851,000 in the securities lending collateral pool. The value of the Emerging Markets Fund's loaned securities was $42,934,000; aggregate collateral consisted of $44,352,000 in the securities lending collateral pool.

Other Purchases and sales of portfolio securities, other than short-term securities, for the year ended December 31, 2002, were as follows:

--------------------------------------------------------------------------------
                                                                       Emerging
                                             International              Markets

Purchases                                  $   844,789,000      $   136,021,000

Sales                                          817,233,000           90,044,000


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

Distributions during the year ended December 31, 2002 were characterized as ordinary income for tax purposes and totaled $26,717,000 for the International Fund and $15,076,000 for the Emerging Markets Fund.

At December 31, 2002, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

                                                                       Emerging
                                             International              Markets

Unrealized appreciation                    $    98,267,000      $    19,821,000

Unrealized depreciation                        (17,042,000)         (17,295,000)

Net unrealized
  appreciation (depreciation)                   81,225,000            2,526,000

Undistributed ordinary income                   13,112,000              150,000

Capital loss carryforwards                     (11,999,000)         (24,030,000)

Paid-in capital                                990,340,000          232,453,000

Net assets                                 $ 1,072,678,000      $   211,099,000
                                           ---------------      ---------------


Federal income tax regulations require the funds to defer recognition of capital losses realized on certain futures transactions. Accordingly, $14,647,000 of realized losses reflected in the International Fund's accompanying financial statements have not been recognized for tax purposes as of December 31, 2002.

Federal income tax regulations require the funds to treat the gain/loss on certain open futures and forward currency exchange contracts as realized on the last day of the tax year. Accordingly, $1,473,000 of unrealized gains reflected in the International Fund's accompanying financial statements were realized for tax purposes as of December 31, 2002.

At December 31, 2002, the tax-basis undistributed ordinary income of the Emerging Markets Fund includes $1,326,000 of interest income on troubled debt issues that has not been recognized for financial reporting purposes. Each fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. In 2002, the International Fund utilized $9,563,000 of capital loss carryforwards and, as of December 31, 2002, had $11,999,000 of capital loss carryforwards that expire in 2008. As of December 31, 2002, the Emerging Markets Fund had $14,068,000 of capital loss carryforwards that expire in 2007, $2,161,000 that expire in 2009, and $7,801,000 that expire in 2010.

For the year ended December 31, 2002, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to the character of currency gains and losses. Results of operations and net assets were not affected by these reclassifications.


--------------------------------------------------------------------------------

                                                                       Emerging
                                             International              Markets

Undistributed net investment income        $     2,005,000      $      (725,000)

Undistributed net realized gain                 (2,005,000)             725,000


At December 31, 2002, the cost of investments for federal income tax purposes was $884,085,000 for the International Fund and $206,822,000 for the Emerging Markets Fund.


NOTE 4 - RELATED PARTY TRANSACTIONS

Each fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc.

For each fund, the investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and the fund's pro-rata share of a group fee. The individual fund fee for the International Fund is equal to 0.35% of the fund's average daily net assets and for the Emerging Markets Fund is 0.45%. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. Each fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fees payable totaled $582,000 for the International Fund and $134,000 for the Emerging Markets Fund.

The manager has agreed to bear any expenses through December 31, 2003, which would cause the International Bond-Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2005, the Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.15%.

In addition, each fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of each fund. T. Rowe Price Services, Inc. provides shareholder and administrative services to each fund in its capacity as the funds' transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the International Fund share class and the Emerging Market Fund. Expenses incurred pursuant to these service agreements totaled $480,000 for the International Fund and $230,000 for the Emerging Markets Fund, for the year ended December 31, 2002, of which $47,000 and $22,000, respectively, were payable at period-end.

The funds are also two of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2002, the International Fund share class was allocated $1,075,000 of Spectrum Funds' expenses, of which $755,000 was for services provided by Price and $94,000 was payable at period-end. The Emerging Markets Fund was allocated $216,000 of Spectrum Funds' expenses, of which $151,000 was for services provided by Price and $15,000 was payable at period-end. At December 31, 2002, approximately 47% of the International Fund share class and 46% the Emerging Markets Fund's outstanding shares were held by the Spectrum Funds.

The funds may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the International Fund and the Emerging Markets Fund for the year ended December 31, 2002, totaled $2,977,000 and $105,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------
To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price International Bond Fund and T. Rowe Price
Emerging Markets Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Bond Fund and T. Rowe Price Emerging Markets Bond Fund (two of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Funds") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 2003



T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/02
--------------------------------------------------------------------------------

T. Rowe Price International Bond Fund

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $2,004,000 from short-term capital gains.



T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------

About the Funds' Directors and Officers
--------------------------------------------------------------------------------
Your funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the funds' officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Directorships of Other Public Companies
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1991                            estate developers

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1988

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.



Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Directorships of Other Public Companies
--------------------------------------------------------------------------------
James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
2002                            President, T. Rowe Price Group, Inc.; Chairman
[105]                           of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, International Funds

M. David Testa                  Chief Investment Officer, Director, and Vice
(4/22/44) 1979                  President, T. Rowe Price; Vice Chairman of the
[105]                           Board, Chief Investment Officer, Director, and
                                Vice President, T. Rowe Price Group, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited, T. Rowe Price Global Investment
                                Services Limited, and T. Rowe Price
                                International, Inc.; Director and Vice
                                President, T. Rowe Price Trust Company; Vice
                                President, International Funds
--------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.



Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Christopher D. Alderson (3/29/62)       Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Mark C.J. Bickford-Smith (4/30/62)      Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds          Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.

Michael J. Conelius (6/16/64)           Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Ann B. Cranmer (3/23/47)                Vice President, T. Rowe Price Group,
Assistant Vice President,               Inc., and T. Rowe Price International,
  International Funds                   Inc.; Vice President and Secretary,
                                        T. Rowe Price Global Asset Management
                                        Limited and T. Rowe Price Global
                                        Investment Services Limited

Frances Dydasco (5/8/66)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Mark J.T. Edwards (10/27/57)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Roger L. Fiery III (2/10/59)            Vice President, T. Rowe Price, T. Rowe
Assistant Vice President,               Price Group, Inc., and T. Rowe Price
  International Funds                   International, Inc.

John R. Ford (11/25/57)                 Vice President, T. Rowe Price and
President, International Funds          T. Rowe Price Group, Inc.; Chief
                                        Investment Officer, Director, and Vice
                                        President, T. Rowe Price International,
                                        Inc.

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price International,
                                        Inc., and T. Rowe Price Retirement Plan
                                        Services, Inc.

Ian D. Kelson (8/16/56)                 Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.; formerly Head of
                                        Fixed Income, Morgan Grenfell/ Deutsche
                                        Asset Management (to 2000)

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, International Funds          and T. Rowe Price Investment Services,
                                        Inc.

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, International Funds         Price Group, Inc., and T. Rowe Price
                                        Trust Company

George A. Murnaghan (5/1/56)            Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Gonzalo Pangaro (11/27/68)              Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

D. James Prey III (11/26/59)            Vice President, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.


Robert A. Revel-Chion (3/9/65)          Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Christopher J. Rothery (5/26/63)        Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

James B.M. Seddon (6/17/64)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Robert W. Smith (4/11/61)               Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Benedict R.F. Thomas (8/27/64)          Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Justin Thomson (1/14/68)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.; Small-Cap Coordinator, T. Rowe
                                        Price International, Inc.; formerly
                                        Portfolio Manager, G.T. Capital/Invesco
                                        (to 1998)

David J.L. Warren (4/14/57)             Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.; Chief
  International Funds                   Executive Officer, Director, and
                                        President, T. Rowe Price International,
                                        Inc.; Director, T. Rowe Price Global
                                        Asset Management Limited

William F. Wendler II (3/14/62)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Richard T. Whitney (5/7/58)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Edward A. Wiese, CFA (4/12/59)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company; Chief Investment Officer,
                                        Director, and Vice President, T. Rowe
                                        Price Savings Bank
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
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Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.




T. Rowe Price Web Services
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www.troweprice.com

ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


FINANCIAL TOOLS AND CALCULATORS

College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

Morningstar(registered trademark) Portfolio Tracker(service mark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Morningstar(registered trademark) Portfolio Watchlist(service mark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

Morningstar(registered trademark) Portfolio X-Ray(service mark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price College Planning
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College Planning

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.



T. Rowe Price Planning Tools and Services
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T. Rowe Price Retirement Services

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Mutual Funds
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STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price
INVEST WITH CONFIDENCE Logo Icon(registered trademark)

T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202

29361                                                          C15-050  12/31/02